Investments In Equity Investees	12 Months Ended
Dec. 31, 2025
Equity Method Investments and Joint Ventures [Abstract]
Investments In Equity Investees
11.	INVESTMENTS IN EQUITY INVESTEES
The following table summarizes the Group’s balances of investments in equity investees:

	As of December 31,
	2024	2025
	RMB	RMB
Equity method investments (1)
Guizhou Yushi Digital Venture Capital Partnership (“Yushi Fund”) (1)	313,527	300,106
Others	4,908	3,515

Subtotal	318,435	303,621

Equity investments without readily determinable fair values
Plus (US) (2)	658,136	643,524
Others	60,000	96,000

Subtotal	718,136	739,524

Total investments in equity investees	1,036,571	1,043,145

(1)
Yushi fund (formerly known as Guizhou Fubao Digital Venture Capital Partnership) is a private equity fund incorporated in Guizhou, the PRC. The Group, as a limited partner, acquired 72.58% equity interest of the fund with a cash consideration of RMB323 million in 2021. The Group accounts for the investment as an equity method investment as it has significant influence over but does not own a controlling financial interest in the fund.

For the years ended December 31, 2023, 2024 and 2025, the Company recognized the share of loss in equity method investments of RMB2,067, RMB2,861 and RMB14,814 respectively.

(2)
As of December 31, 2024 and 2025, the Group had an investment in preferred shares of Plus (US) amounted to approximately US$91.6 million. Such investment represented 17.20% equity interest on a fully diluted basis and each preferred share held by the Group was entitled to one-fourth
of one vote. As the investment in preferred shares in Plus(US) is not in substance common stock due to the liquidation preference and other preferential rights and has no readily determinable fair value, the Group has accounted for its investment in Plus (US) as an equity investment without readily determinable fair value.